Exhibit 99.1

TILT Holdings Secures Funding to Develop Vertical Strategy in Pennsylvania

PHOENIX, May 9, 2024 (GLOBE NEWSWIRE) – TILT Holdings Inc. (“TILT” or the “Company”) (Cboe: TILT) (OTCQB: TLLTF), a global provider of cannabis business solutions including inhalation technologies, cultivation, manufacturing, processing, brand development and retail, announced today that an experienced retailer and operator ( “Lender”) will lend capital to TILT’s Pennsylvania subsidiary, Standard Farms (“Standard Farms”) in order for Standard Farms to construct and operate dispensaries under Pennsylvania’s Senate Bill 773. Under the Commonwealth of Pennsylvania’s (the “Commonwealth”) Medical Marijuana Program, independent cultivators can apply for one permit that will allow for three dispensary locations.

“We applaud the Commonwealth for providing a positive path forward for a small independent grower like TILT’s Standard Farms to compete in this vibrant marketplace,” stated TILT Chief Executive Officer, Tim Conder. “We are thrilled to have reached an agreement with an experienced retailer and operator to help fund this undertaking and provide construction and operational guidance along the way to ensure our success.”

Standard Farms has been a grower and processor in the Pennsylvania market since 2019 and provides its own Standard Farms house brand and brand partner products such as Old Pal and Level to the majority of dispensaries across the state.

Under the terms of a Secured Promissory Note (the “Note”), Standard Farms can borrow up to $10,500,000. Proceeds from the Note will be used to construct dispensaries obtained via a permit issued from the Department of Health, Bureau of Medical Marijuana, of the Commonwealth. Standard Farms permit will allow the construction and operation of up to three (3) medical marijuana dispensaries in the Commonwealth (collectively, the “Retail Locations”). Proceeds from the Note will also be utilized for the initial setup and operation of the Retail Locations.

The Note will mature on December 31, 2027, and will initially bear interest at 20%. The interest rate will automatically increase to 30% upon Standard Farm’s opening a Retail Location and completing a first commercial sale in the Commonwealth (“Location Opening Date”). The interest rate will automatically increase to 40% six months after the Location Opening Date. No principal or interest payments will be due under the Note before the maturity date, and the Note may not be prepaid in cash or kind without Lender’s prior written consent.

Because the capital is to fund the construction and operation of the new dispensaries, the Note is secured by a first priority security interest in the retail assets of Standard Farms (the “Borrower Collateral”), and a second priority security interest in the equity interests of Standard Farms that are held by the Company’s subsidiary Baker Technologies, Inc. (the “Baker Collateral”). The Lender entered into a Consent, Collateral Release and Subordination Agreement with TILT’s existing creditors to subordinate the Lender’s interest in the Baker Collateral and release the existing creditors’ interest in the Borrower Collateral. The Lender’s security interest is further described in in a Security Agreement, dated May 2, 2024, by and among Standard Farms, the Lender and Baker Technologies, Inc. (the “Security Agreement”).

The Note and the Security Agreement include usual and customary loan provisions including: affirmative and negative covenants, events of default, representations and warranties. In the case of an event of default under the Note, Standard Farms may become obligated to pay a multiplied balance of up to four times the then-outstanding obligations under the Note, all obligations under the Note may be accelerated and all remedies may be exercised by Lender. All obligations under the Note are guaranteed by the Company, which guarantee shall terminate if and when a first priority security interest in the properly held retail assets of a wholly-owned subsidiary of Standard Farms is activated. In order to provide collateral free from prior liens, under the terms of the loan documents, Lender will have a first-priority security interest in the equity interests of any such wholly-owned subsidiary that may be held by Standard Farms.

About TILT
TILT helps cannabis businesses build brands. Through a portfolio of companies providing technology, hardware, cultivation and production, TILT services brands and cannabis retailers across 40 states in the U.S., as well as Canada, Israel, South America, and the European Union. TILT’s core businesses include Jupiter Research LLC, a wholly-owned subsidiary and leader in the vaporization segment focused on hardware design, research, development and manufacturing, and cannabis operations, Commonwealth Alternative Care, Inc. in Massachusetts, Standard Farms LLC in Pennsylvania, and Standard Farms Ohio, LLC in Ohio. TILT is headquartered in Phoenix, Arizona. For more information, visit www.tiltholdings.com.

Forward-Looking Information

This news release contains forward-looking information and statements (together, “forward-looking information”) under applicable Canadian and U.S. securities laws which are based on current expectations. Forward-looking information is provided for the purpose of presenting information about TILT management’s current expectations and plans relating to the future and readers are cautioned that such statements may not be appropriate for other purposes. Forward-looking information may include, without limitation, the expectations with respect to growth, customer demand and profitability, expectations relating to the Note, the Security Agreement and the Consent, Collateral Release and Subordination Agreement, Pennsylvania’s permit process and ability to locate and retain dispensary locations, the ability to optimize operations, the opinions or beliefs of management, prospects, opportunities, priorities, targets, goals, ongoing objectives, milestones, strategies, and outlook of TILT and its Standard Farm operations in Pennsylvania, and includes statements about, among other things, future developments, the future operations, strengths and strategy of TILT. Generally, forward-looking information can be identified by the use of forward-looking terminology such as “plans”, “expects” or “does not expect”, “is expected”, "will", “budget”, “scheduled”, “estimates”, “forecasts”, “intends”, “seeks”, “anticipates” or “does not anticipate”, or “believes”, or variations of such words and phrases or state that certain actions, events or results “may”, “could”, “would”, “might” or “will be taken”, “occur” or “be achieved”. These statements should not be read as guarantees of future performance or results. These statements are based upon certain material factors, assumptions and analyses that were applied in drawing a conclusion or making a forecast or projection, including TILT’s experience and perceptions of historical trends, the ability of TILT to maximize shareholder value, current conditions and expected future developments, as well as other factors that are believed to be reasonable in the circumstances.

Although such statements are based on management’s reasonable assumptions at the date such statements are made, there can be no assurance that such forward-looking information will prove to be accurate, as actual results and future events could differ materially from those anticipated in such forward-looking information. Accordingly, readers should not place undue reliance on the forward-looking information. TILT assumes no responsibility to update or revise forward-looking information to reflect new events or circumstances unless required by applicable law.

By its nature, forward-looking information is subject to risks and uncertainties, and there are a variety of risk factors, many of which are beyond the control of TILT, and that may cause actual outcomes to differ materially from those discussed in the forward-looking statements. Such risk factors include, but are not limited to, TILT’s ability to continue as a going concern, TILT’s ability to operate its business without encountering any unforeseen delays, unexpected geological or other effects, including weather conditions, shipping transportation, equipment failures, permitting delays or labor or contract disputes, TILT’s ability to generate sufficient liquidity, TILT’s ability to enter into a forbearance agreement with noteholders, TILT’s ability to execute on its cost saving measures and initiatives and those risks described under the heading “Item 1A. Risk Factors” in the Annual Report on Form 10-K for the year ended December 31, 2023 with the United States Securities and Exchange Commission at www.sec.gov and on SEDAR+ atwww.sedarplus.com .

TILT Investor Contact:	Elevate IR

TILT@elevate-ir.com

TILT Media Contact:

MATTIO Communications

TILT@mattio.com